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                                                                   EXHIBIT 23.1



                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-88760) of Castle Energy Corporation of our report dated January 3, 1995 appearing on page 82 of this Form 10-K/A-2.


PRICE WATERHOUSE LLP

Philadelphia, PA
April 7, 1995